UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2011

Milestone Scientific Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-14053	13-3545623
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 South Orange Avenue, Livingston, New Jersey	07039
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 973-535-2717

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to Vote of Security Holders.
On June 16, 2011, Milestone Scientific Inc. (the “Company”) held its 2011 Annual Meeting of Stockholders. At that meeting, stockholders:
•	Elected four incumbent directors to serve until the next annual meeting of the Company’s stockholders or until their respective successors have been duly elected and qualified;

•	Approved, on an advisory basis, the appointment of Holtz Rubenstein Reminick, LLP as the Company’s independent auditors for the 2011 fiscal year; and

•	Approved the Company’s 2011 Stock Option Plan for the issuance of up to 2,000,000 common shares.
The specific votes were as follows:
1.	The election of directors:

	VOTES
NAME	FOR	WITHHELD
Leslie Bernhard	4,502,297	140,053
Leonard A. Osser	4,449,521	192,829
Pablo Felipe Serna Cardenas	4,578,712	63,638
Leonard M. Schiller	4,552,378	89,972
2.	Advisory approval of Holtz Rubenstein Reminick, LLP:

VOTES
FOR	AGAINST	ABSTAIN
8,694,664*	65,221	55,779

*Including 6,168,929 broker non-votes.
3.	Approved the Company’s 2011 Stock Option Plan for the issuance of up to 2,000,000 common shares:

VOTES
FOR	AGAINST	ABSTAIN
4,108,929	533,421	47,195
* * * * *

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Milestone Scientific Inc.
Dated: June 22, 2011	By:	/s/ Joseph D’Agostino
Joseph D’Agostino
Chief Financial Officer

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